Equity-Based Compensation- Schedule of Fair Value of Stock Options Granted Using Monte-Carlo Model (Detail) - $ / shares	Jun. 03, 2021	Jun. 30, 2021
Closing Cano share price as of valuation date		$ 18.00
Market Condition Awards [Member]
Closing Cano share price as of valuation date	$ 14.75
Risk-free interest rate minimum	1.68%
Risk-free interest rate maximum	2.01%
Expected volatility	45.00%
Expected dividend yield	0.00%
Expected cost of equity	9.00%